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                                                                    Exhibit 10.1


                               December __, 1998


Watson Pharmaceuticals, Inc.
311 Bonnie Circle
Corona, California 91720

Gentlemen:

     The undersigned, a holder of shares of common stock, $0.01 par value per share ("TheraTech Common Stock") of TheraTech, Inc., a Delaware corporation ("TheraTech"), is entitled, in connection with the merger (the "Merger") of Jazz Merger Corp., a Delaware corporation ("Merger Corp."), with TheraTech, to receive common stock, par value $0.0033 per share (the "Watson Common Stock"), of Watson Pharmaceuticals, Inc. ("Watson"). The undersigned acknowledges that the undersigned may be deemed to be an "affiliate" of TheraTech (a) for application of the pooling of interests requirements set forth herein, and (b) within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), although nothing contained herein should be construed as an admission of either such fact.

     If in fact the undersigned were an affiliate under the Act, the undersigned's ability to sell, assign or transfer the Watson Common Stock received by him in exchange for any shares of TheraTech Common Stock pursuant to the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Act.

     The undersigned hereby represents to and covenants with Watson that he will not sell, assign or transfer any of the shares of Watson Common Stock received by him in exchange for shares of TheraTech Common Stock pursuant to the Merger except (i) pursuant to an effective registration statement under the Act, (ii) in conformity with the limitations of Rule 145 or (iii) in a transaction which, in the opinion of counsel to the undersigned, which counsel and opinion shall be reasonably satisfactory to Watson (the reasonable fees of which counsel will be paid by Watson) or as described in a "no-action" or interpretive letter from the Staff of the Securities and Exchange Commission (the "Commission"), is not required to be registered under the Act.

     The undersigned further represents to and covenants with Watson that he has not, within the preceding thirty (30) days, sold, transferred or otherwise disposed of any shares of TheraTech Common Stock held by him and that he will not sell, transfer or otherwise dispose of any shares of Watson Common Stock received by him in the Merger until after such time as results covering at least thirty (30) days of combined operations of TheraTech and Watson have been published by Watson in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, Form 10-Q, or Form 8-K, or any other public filing or announcement which includes such combined results of operations. Watson shall publish such results in a manner consistent with its prior practices.

     In the event of a sale or other disposition pursuant to Rule 145, the undersigned will supply Watson with a legal opinion evidencing compliance with such Rule. The undersigned understands that Watson may instruct its transfer agent to withhold the transfer of any securities disposed of by him, but that upon receipt of such opinion the transfer agent shall effectuate the transfer of the shares indicated as sold in the letter.

     The undersigned acknowledges and agrees that appropriate legends will be placed on certificates representing Watson Common Stock received by the undersigned in the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion of counsel to the undersigned, which counsel and opinion shall be reasonably satisfactory to Watson (the reasonable fees of which counsel will be paid by Watson) to the effect that such legends are no longer required for purposes of the Act.
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     This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Agreement and Plan of Merger between TheraTech, Jazz Merger Corp. and Watson dated as of October 23, 1998 (the "Merger Agreement").

     This Agreement may not be modified or amended except by an instrument or instruments in writing signed by Watson and the undersigned. Any party hereto may, by an instrument in writing, waive compliance by the other party with any term or provision of this Agreement on the part of such party to be performed or complied with. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained or contemplated herein. The waiver by any party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

     The undersigned acknowledges that he has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of shares of Watson Common Stock.

     In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     This agreement shall be binding on the undersigned's successors and assigns, including his heirs, executors and administrators.

                                    Very truly yours,


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _______________________________


Accepted as of ________________, 1998


WATSON PHARMACEUTICALS, INC.


By: _____________________________
Name: ___________________________
Title: ___________________________